UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 29, 2009

Active Power, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30939	74-2961657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2128 W. Braker Lane, BK12

Austin, Texas 78758

(Address of principal executive offices, including zip code)

(512) 836-6464

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in Item 3.02 of this Current Report on Form 8-K that relates to the entry into material definitive agreements is incorporated by reference into this Item 1.01.

Item 3.02.	Unregistered Sales of Equity Securities.

On May 29, 2009, Active Power, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Agreement”) by and among the Company and the Purchasers (as defined therein), pursuant to which the Company sold 6,000,000 shares of its common stock, par value $0.001 per share (the “Shares”) at a purchase price of $0.50 per share in a private placement (the “Placement”). The Company received aggregate gross proceeds of approximately $3,000,000 from the Placement. The Company intends to use the proceeds of the Placement for working capital and general corporate purposes.

The Shares were offered solely to “accredited investors” as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”), in reliance on the exemptions from registration afforded by Section 4(2) of the Act and Rule 506 of Regulation D promulgated thereunder, as a transaction not involving a public offering, and in reliance on similar exemptions under applicable state laws.

Pursuant to the Agreement, the Company agreed to use commercially reasonable efforts to prepare and file as soon as reasonably practicable a registration statement covering the resale of the Shares issued to the Purchasers and to use commercially reasonable efforts to cause such registration statement to become automatically effective or to be declared effective as soon as reasonably practicable, and in any event no later than 4:30 p.m. Eastern time on the two hundred and tenth (210th) day following the closing date.

The foregoing is not a complete summary of the terms of the Placement and the Agreement described in this Item 3.02, and reference is made to the complete text of the Agreement attached hereto as Exhibit 10.1, which is incorporated by reference into this Item 3.02. On June 1, 2009, the Company issued a press release announcing the completion of the Placement, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following Exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated as of May 29, 2009

99.1	Press Release dated June 1, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTIVE POWER, INC.

Date: June 1, 2009	By:	/S/ JOHN K. PENVER
John K. Penver Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated as of May 29, 2009

99.1	Press Release dated June 1, 2009